UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 10, 2003

Date of report (Date of Earliest Event Reported)

MTS, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Commission File Number

333-54035

California	94-1500342
(State of Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

2500 Del Monte Street

West Sacramento, CA 95691
(Address of Principal Executive Offices)

916-373-2500

(Registrant’s Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS
SIGNATURE

ITEM 5. OTHER EVENTS

On June 10, 2003, MTS, Incorporated (the “Company”) received an extended forbearance agreement from the senior lenders under its credit facility agented by The CIT Group/Business Credit, Inc. (the “Agent”), pursuant to which such senior lenders have agreed not to exercise their default rights relating to defaults arising from the Company’s failure to make the interest payment on the Company’s 9 3/8% senior subordinated notes (the “Notes”) that was due on May 1, 2003. In connection with the forbearance agreement, the Company and such senior lenders amended the CIT credit facility to provide for additional covenants relating to the Company’s operations and capital structure. The forbearance period will terminate on September 30, 2003 (or earlier, upon any new event of default under the CIT credit facility), unless it is extended by agreement of such lenders or by that date there has occurred a restructuring of the Notes or a sale or merger of the Company that provides for the payment of all obligations under the CIT credit facility, in either case on terms reasonably acceptable to the Agent.

This Form 8-K contains certain forward-looking statements. These forward-looking statements generally can be identified by the context of the statement or the use of words such as the Company or its management “believes,” “anticipates,” “intends,” “expects,” “plans,” or words of similar meaning. Similarly, statements that describe the Company’s future plans, objectives, strategies or goals are forward-looking statements. Although the management of the Company believes that the assumptions underlying the forward-looking statements are reasonable, these assumptions and the forward-looking statements are subject to various factors, risks and uncertainties, many of which are beyond the control of the Company, including, but not limited to: (i) the outcome of discussions with the Company’s lenders under its credit facility and term loan agreements regarding the Company’s strategic alternatives; (ii) the outcome of discussions with holders of the Notes and other significant creditors regarding the Company’s strategic alternatives; (iii) the risks associated with negotiating a restructuring of the Company’s debt, including the risks associated with commencement of a bankruptcy proceeding under Chapter 11 of the Bankruptcy Code; (iv) the ability of the Company to comply with its obligations, including the ongoing monthly affirmative and negative covenants, as prescribed under the Company’s credit facility, as amended in connection with the execution of a forbearance agreement by the senior lenders under the credit facility, and term loan agreements; (v) the ability of the Company to continue to service the Notes; (vi) consumer demand for the Company’s products, which is believed to be related to a number of factors, including overall consumer spending patterns, weather conditions and new releases available from suppliers; (vii) an increase in competition, including Internet competition and competition resulting from electronic or other alternative methods of delivery of music and other products to consumers, or unanticipated margin or other disadvantages relative to competitors; (viii) the continued availability and cost of adequate capital to fund the Company’s operations; (ix) higher than anticipated interest, occupancy, labor, distribution and inventory shrinkage costs; (x) the ability of the Company to successfully defend itself in ongoing and future litigation and the expenses associated with such litigation; (xi) higher than anticipated costs associated with the implementation of the Company’s existing restructuring plans and/or lower than anticipated resulting operations and cash flow benefits; (xii) unanticipated increases in the cost of merchandise sold by the Company; (xiii) economic and political risks; (xiv) the adverse effects of acts or threats of war, terrorism or other armed conflict on the United States and international economies; and (xv) the other risk factors disclosed in the Company’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K. Accordingly, actual results could differ from those contemplated by the forward-looking statements contained in this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2003

	By:	/s/ E. Allen Rodriguez

E. Allen Rodriguez, Chief Executive Officer